SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                May 26, 1998
                     ---------------------------------
                     (Date of earliest event reported)


                             ACXIOM CORPORATION
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           (Exact name of Registrant as specified in its charter)


        Delaware                0-13163                 71-0581897
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       (State of          (Commission File No.)       (IRS Employer
     Incorporation)                                 Identification No.)


      P.O. Box 2000, 301 Industrial Blvd., Conway, Arkansas 72033-2000
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        (Address of principal executive offices, including zip code)


                               (501) 336-1000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


 Item 5.   Other Events

           On May 26, 1998, Acxiom Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among the Company, ACX Acquisition Co., Inc. and May & Speh, Inc. ("May & Speh"), dated as of May 26, 1998. A copy of the Merger Agreement is attached hereto as Exhibit 1 and is hereby incorporated by reference. On May 26, 1998, in connection with the execution of the Merger Agreement, the Company and May & Speh entered into (i) a Stock Option Agreement, between May & Speh, as issuer, and the Company, as grantee, and (ii) a Stock Option Agreement, between the Company, as issuer, and May & Speh, as grantee, copies of each of which are attached hereto as Exhibits 2 and 3, respectively, and are hereby incorporated by reference. On May 26, 1998, in connection with the execution of the Merger Agreement, the Company entered into Amendment Number One to the Rights Agreement, dated as of January 28, 1998, between the Company and First Chicago Trust Company of New York, as Rights Agent, a copy of which is attached hereto as Exhibit 4 and is hereby incorporated by reference.

           The transaction contemplated by the Merger Agreement, which has been approved by the board of directors of each company, is intended to be accounted for as a pooling of interests and to be a tax-free reorganization. Consummation of the transactions contemplated in the Merger Agreement is subject to the expiration or earlier termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the transactions by the shareholders of the Company and May & Speh, and other customary closing conditions.


 Item 7.   Financial Statements and Exhibits

           (c)  Exhibits

                (1) Agreement and Plan of Merger, dated as of May 26, 1998, among Acxiom Corporation, ACX Acquisition Co., Inc. and May & Speh, Inc.

                (2) Stock Option Agreement dated as of May 26, 1998, between May & Speh, Inc., as issuer, and Acxiom Corporation, as grantee.

                (3) Stock Option Agreement dated as of May 26, 1998, between Acxiom Corporation, as issuer, and May & Speh, Inc., as grantee.

                (4) Amendment Number One, dated as of May 26, 1998, to Rights Agreement, dated as of January 28, 1998, between Acxiom Corporation and First Chicago Trust Company of New York, as Rights Agent.



                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACXIOM CORPORATION


                               By: /s/ Catherine L. Hughes
                                  -------------------------------
                               Name:  Catherine L. Hughes
                               Title: Secretary and General Counsel

 Date: June 4, 1998



                               EXHIBIT INDEX

                                                                    Page in
                                                                  Sequential
 Exhibit                                                          Numbering
    No.                                                             System
 -------                                                          ----------
    1 Agreement and Plan of Merger, dated as of May 26, 1998, among Acxiom Corporation,
             ACX Acquisition Co., Inc. and May & Speh, Inc.

    2 Stock Option Agreement dated as of May 26, 1998, between May & Speh, Inc. as issuer, and Acxiom
             Corporation, as grantee.

    3 Stock Option Agreement dated as of May 26, 1998, between Acxiom Corporation, as issuer, and May & Speh, Inc., as grantee.

    4 Amendment Number One, dated as of May 26, 1998, to Rights Agreement, dated as of January 28, 1998, between Acxiom Corporation and First Chicago
             Trust Company of New York, as Rights Agent.